AB Multi-Manager Select Retirement Allocation Fund

Portfolio of Investments

April 30, 2019 (unaudited)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES - 104.5%
Funds and Investment Trusts - 104.5% (a)
AB All Market Real Return Portfolio-Class Z (b)	50,374	$431,201
AB Bond Inflation Strategy Portfolio-Class Z (b)	95,244	1,019,109
AB Global Bond Fund, Inc.-Class Z (b)	229,464	1,927,496
AB Global Real Estate Investment Fund II-Class I (b)	15,768	181,489
AB High Income Fund, Inc.-Class Z (b)	35,680	292,577
AB Relative Value Fund-Class Z (b)	52,497	290,835
AB Unconstrained Bond Fund, Inc.-Class Z (b)	69,789	577,854
AQR Equity Market Neutral Fund-Class R6	14,001	141,410
AQR International Defensive Style Fund-Class R6	33,864	437,188
AQR Large Cap Defensive Style Fund-Class R6	20,247	440,160
Baird Short Term Bond Fund	120,406	1,164,329
BlackRock Total Return Bond Fund-Class K	75,935	872,492
Boston Partners Long/Short Research Fund-Class INS	19,208	293,881
DFA Commodity Strategy Portfolio	51,182	284,059
iShares Core S&P 500 ETF	4,128	1,221,640
PIMCO Real Return Fund	66,755	730,301
Schwab US Dividend Equity ETF	13,374	721,661
T. Rowe Price International Funds-International Discovery Fund-Class I	2,301	148,251
Vanguard FTSE Developed Markets ETF	14,229	598,045
Vanguard FTSE Emerging Markets ETF	2,505	108,742
Vanguard Short-Term Bond ETF	22,824	1,815,877
Vanguard Total Bond Market ETF	9,887	800,452

Total Investment Companies (cost $14,297,493)		14,499,049

SHORT-TERM INVESTMENTS - 0.4%
Investment Companies - 0.4%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 2.37% (a)(b)(c) (cost $47,116)	47,116	47,116

Total Investments - 104.9% (cost $14,344,609) (d)		14,546,165
Other assets less liabilities - (4.9)%		(674,309)

Net Assets - 100.0%		$13,871,856

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)

As of April 30, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $315,872 and gross unrealized depreciation of investments was $(114,316), resulting in net unrealized appreciation of $201,556.

Glossary:

ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select Retirement Allocation Fund

April 30, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Underlying Portfolios:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$14,499,049	$	– 0	–	$	– 0	–	$14,499,049
Short-Term Investments	47,116		– 0	–		– 0	–	47,116

Total	$14,546,165	$	– 0	–	$	– 0	–	$14,546,165

A summary of the Fund’s transactions in AB mutual funds for the nine months ended April 30, 2019 is as follows:

								Distributions
Affiliated Issuer	Market Value 7/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)		Market Value 4/30/19 (000)	Dividend Income (000)		Realized Gains (000)
AB All Market Real Return Portfolio	$662	$129	$328	$(1)		$(31)		$431	$7		$	– 0	–
AB Bond Inflation Strategy Portfolio	791	375	160	(6)		19		1,019	14			– 0	–
AB Global Bond Fund, Inc.	1,715	1,048	870	(11)		45		1,927	39			– 0	–
AB Global Real Estate Investment Fund II	120	187	123	(9)		6		181	6			– 0	–
AB High Income Fund, Inc.	265	71	36	(1)		(6)		293	13			– 0	–
AB Relative Value Fund	265	150	108	3		(19)		291	21			– 0	–
AB Unconstrained Bond Fund, Inc.	527	147	85	– 0	–	(11)		578	10			– 0	–
Government Money Market Portfolio	64	3,179	3,196	– 0	–	– 0	–	47	– 0	–		1

Total	$4,409	$5,286	$4,906	$(25)		$3		$4,767	$110			$1